UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2019

Parkview Capital Credit, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55411	47-2441958
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Park Towers Uptown

1233 West Loop South, Suite 1170

Houston, Texas 77027

(Address of Principal Executive Offices, Zip Code)

(713) 622-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 19, 2019, the board of directors (the “Board”) of Parkview Capital Credit, Inc. (the “Company”) nominated for re-election Bert Beal as a Class One director of the Company to serve a three-year term expiring at the 2022 annual meeting of stockholders. On April 30, 2019, the Company received unanimous consent from its stockholders of record as of March 20, 2019, to elect Mr. Beal as a Class One director of the Company to serve a three-year term expiring at the 2022 annual meeting of stockholders.

On April 30, 2019, the Company filed a definitive information statement with the Securities and Exchange Commission pursuant to Regulation 14C of the Securities Exchange Act of 1934, as amended. Mr. Beal’s term of office commenced on May 21, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKVIEW CAPITAL CREDIT, INC.

Dated: May 24, 2019	By:	/s/ Keith W. Smith
	Name:	Keith W. Smith
	Title:	President and Chief Executive Officer

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